Exhibit 10.2
PERFORMANCE STOCK UNIT GRANT NOTICE
UNDER THE
TASKUS, INC.
2021 OMNIBUS INCENTIVE PLAN
PERFORMANCE-BASED VESTING AWARD
TaskUs, Inc., a Delaware corporation (the “Company”), pursuant to its 2021 Omnibus Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”), hereby grants to the Participant the number of performance-based Restricted Stock Units (“Performance Stock Units”) equal to the “Number of Performance Stock Units” set forth below. The Performance Stock Units are subject to all of the terms and conditions as set forth herein, in the Performance Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), in Appendix A attached hereto, and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:    [●]
Date of Grant:    [●], 2026
Performance Period:    The Performance Period applicable to the Performance Stock Units is set forth on Appendix A.
Total Number of
Performance Stock Units (“PSUs”):     [●]
Number of
Revenue PSUs:    [●]
Number of
Adjusted EBITDA PSUs:    [●]

Vesting Schedule:    The Performance Stock Units shall vest in accordance with Appendix A.
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TASKUS, INC.

________________________________
By:
Title:
[Signature Page to Performance Stock Unit Grant Notice]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF PERFORMANCE STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT AND THE PLAN.

PARTICIPANT1

________________________________
[●]
1 To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereto.
[Signature Page to Performance Stock Unit Grant Notice]

PERFORMANCE STOCK UNIT AGREEMENT
UNDER THE
TASKUS, INC.
2021 OMNIBUS INCENTIVE PLAN
PERFORMANCE-BASED VESTING AWARD
Pursuant to the Performance Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Performance Stock Unit Agreement (this “Performance Stock Unit Agreement”) and the TaskUs, Inc. 2021 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), TaskUs, Inc., a Delaware corporation (the “Company”), and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1. Grant of Performance Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of performance-based Restricted Stock Units (“Performance Stock Units”) provided in the Grant Notice (with each Performance Stock Unit representing an unfunded, unsecured right to receive one share of Class A Common Stock). The Company may make one or more additional grants of Performance Stock Units to the Participant under this Performance Stock Unit Agreement by providing the Participant with a new grant notice, which may also include any terms and conditions differing from this Performance Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Performance Stock Units hereunder and makes no implied promise to grant additional Performance Stock Units.
2. Vesting. Subject to the conditions contained herein and in the Plan, the Performance Stock Units shall vest as provided in the Grant Notice and Appendix A, attached hereto.
3. Settlement of Performance Stock Units. Subject to any election by the Committee pursuant to Section 9(d)(ii) of the Plan, the Company will deliver to the Participant, without charge, as soon as reasonably practicable (and, in any event, within two and one-half months) following the applicable vesting date, one share of Class A Common Stock for each Performance Stock Unit (as adjusted under the Plan, as applicable) which becomes vested hereunder and such vested Performance Stock Unit shall be cancelled upon such delivery. The Company shall either (a) deliver, or cause to be delivered, to the Participant a certificate or certificates therefor, registered in the Participant’s name or (b) cause such shares of Class A Common Stock to be credited to the Participant’s account at the third party plan administrator. Notwithstanding anything in this Performance Stock Unit Agreement to the contrary, the Company shall have no obligation to issue or transfer any shares of Class A Common Stock as contemplated by this Performance Stock Unit Agreement unless and until such issuance or transfer complies with all relevant provisions of law and the requirements of any stock exchange on which the Company’s shares of Class A Common Stock are listed for trading.
4. Treatment of Performance Stock Units upon Termination. The provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof, subject to the Vesting Schedule as provided in the Grant Notice and Appendix A, attached hereto (and for the avoidance for doubt, in the event of any conflict between the Grant Notice and Appendix A and Section 9(c)(ii) of the Plan, the provisions of the Grant Notice and Exhibit A will prevail).

5. Company; Participant.
(a) The term “Company” as used in this Performance Stock Unit Agreement with reference to employment or service shall include the applicable Service Recipient.
(b) Whenever the word “Participant” is used in any provision of this Performance Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Performance Stock Units may be transferred in accordance with Section 13(b) of the Plan, the word “Participant” shall be deemed to include such person or persons.
6. Non-Transferability. The Performance Stock Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 13(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Performance Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Performance Stock Units shall terminate and become of no further effect.
7. Rights as Stockholder. Subject to any payments to be provided to the Participant in accordance with the Grant Notice and Section 13(c)(iii) of the Plan, the Participant or a Permitted Transferee shall have no rights as a stockholder with respect to any share of Class A Common Stock underlying a Performance Stock Unit unless and until the Participant shall have become the holder of record or the beneficial owner of such Class A Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Class A Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.
8. Tax Withholding. The provisions of Section 13(d) of the Plan are incorporated herein by reference and made a part hereof.
9. Notice. Every notice or other communication relating to this Performance Stock Unit Agreement between the Company and the Participant shall be in writing, which may include by electronic mail, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s VP Legal, Corporate Secretary or its designee, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
10. No Right to Continued Service. This Performance Stock Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Service Recipient or any other member of the Company Group.
11. Binding Effect. This Performance Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

12. Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Performance Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
13. Clawback/Forfeiture. This Performance Stock Unit Agreement shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) Applicable Law. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Performance Stock Unit Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company.
14. Detrimental Activity. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, as determined by the Committee, then the Committee may, in its sole discretion, take actions permitted under the Plan, including, but not limited to: (i) cancelling any and all Performance Stock Units, or (ii) requiring that the Participant forfeit any gain realized on the settlement of the Performance Stock Unit or the disposition of any Class A Common Stock received upon settlement of the Performance Stock Units, and repay such gain to the Company.
15. Right to Offset. The provisions of Section 13(x) of the Plan are incorporated herein by reference and made a part hereof.
15. Governing Law. This Performance Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Performance Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Performance Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.
16. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Performance Stock Unit Agreement (including the Grant Notice and Appendix A), the Plan shall govern and control.
17. Section 409A. It is intended that the Performance Stock Units granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder and shall be interpreted as such.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Performance Stock Units and on any shares of Class A Common Stock acquired under the Plan, to the extent that the Company, in its sole discretion, determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
19. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
20. Entire Agreement. This Performance Stock Unit Agreement (including, without limitation, all exhibits and appendices attached hereto), the Grant Notice and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter.
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Appendix A
Provided that the Participant has not undergone a Termination and remains employed by the Company and has not tendered written notice of the Participant’s intent to resign from employment or committed any action which would constitute Cause, as determined by the Board in good faith, as of the last day of the applicable Performance Period (as defined below), even if the Participant undergoes a Termination following the last day of the Performance Period and prior to the Determination Date, and subject to the other provisions of this Appendix A, the Performance Stock Units will become vested based on achievement of the applicable Performance Condition with respect to the applicable Performance Period.
1.    Performance Periods. The Performance Periods applicable to the Performance Stock Units shall be as follows:

Performance Period
January 1, 2026 to December 31, 2026 (“First Performance Period”)
January 1, 2027 to December 31, 2027 (“Second Performance Period”)
January 1, 2028 to December 31, 2028 (“Final Performance Period”)
2.    Performance Conditions. The number of Performance Stock Units that satisfy the applicable Performance Condition during each Performance Period shall be based on the achievement of the specified Performance Condition levels established by the Committee with respect to such Performance Period. The Performance Condition levels for the First Performance Period are set forth in the “Performance Condition Levels for First Performance Period” table below. The applicable Performance Condition levels for the Second Performance Period and Final Performance Period shall be determined by the Committee (in its sole discretion) no later than 90 days following commencement of the applicable Performance Period and shall be communicated to the Participant following such determination.
Performance Condition Levels for First Performance Period

Performance Condition	Level of Achievement (USD Millions)
	First	Second	Third
Revenue	$1,200	$1,220	$1,240
Adjusted EBITDA	$228	$238	$248
3.    Calculation of Number of Vested Performance Stock Units.
a.Adjusted EBITDA PSUs.
i.Of the total number of Adjusted EBITDA PSUs set forth in the Grant Notice, (i) up to 33% shall be eligible to vest based on the achievement of the Adjusted EBITDA Performance Condition with respect to the First Performance Period, (ii) up to 33% shall be eligible to vest based on the achievement of the Adjusted EBITDA Performance Condition with respect to the Second Performance Period, and (iii) up to 34% shall be eligible to vest based on the achievement of the Adjusted EBITDA Performance Condition with respect to the Final Performance Period.

ii.Within 90 days following the completion of each Performance Period, the Committee shall determine the achievement with respect to the Adjusted EBITDA Performance Condition and calculate the “Number of Adjusted EBITDA PSUs Earned” with respect to such Performance Period based on the table below based on the “Level of Achievement” attained with respect to the applicable Performance Period.

Level of Achievement	Number of Adjusted EBITDA PSUs Earned
Below First	0
At First	50% of the number of Adjusted EBITDA PSUs eligible to vest with respect to the applicable Performance Period
At Second	75% of the number of Adjusted EBITDA PSUs eligible to vest with respect to the applicable Performance Period
At Third	100% of the number of Adjusted EBITDA PSUs eligible to vest with respect to the applicable Performance Period
Above Third	100% of the number of Adjusted EBITDA PSUs eligible to vest with respect to the applicable Performance Period
iii.Any Adjusted EBITDA PSUs eligible to vest with respect to any Performance Period which do not become vested based on actual performance during such Performance Period shall be forfeited for no consideration therefor as of the Determination Date in respect of such Performance Period.
iv.If the actual performance with respect to the Adjusted EBITDA Performance Condition determined by the Committee is between (i) the “First” and “Second” levels of achievement or (ii) the “Second” and “Third” levels of achievement, then the “Number of Adjusted EBITDA PSUs Earned” shall be determined based on the level of achievement actually achieved.
b.Revenue PSUs.
i.Of the total number of Revenue PSUs set forth in the Grant Notice, (i) up to 33% shall be eligible to vest based on the achievement of the Revenue Performance Condition with respect to the First Performance Period, (ii) up to 33% shall be eligible to vest based on the achievement of the Revenue Performance Condition with respect to the Second Performance Period, and (iii) up to 34% shall be eligible to vest based on the achievement of the Revenue Performance Condition with respect to the Final Performance Period.
ii.Within 90 days following the completion of each Performance Period, the Committee shall determine the achievement with respect to the Revenue Performance Condition and calculate the “Number of Revenue PSUs Earned” with respect to such Performance Period based on the table below based on the “Level of Achievement” attained with respect to the applicable Performance Period.

Level of Achievement	Number of Revenue PSUs Earned
Below First	0
At First	50% of the number of Revenue PSUs eligible to vest with respect to the applicable Performance Period
At Second	75% of the number of Revenue PSUs eligible to vest with respect to the applicable Performance Period
At Third	100% of the number of Revenue PSUs eligible to vest with respect to the applicable Performance Period
Above Third	100% of the number of Revenue PSUs eligible to vest with respect to the applicable Performance Period
iii.Any Revenue PSUs eligible to vest with respect to any Performance Period which do not become vested based on actual performance during such Performance Period shall be forfeited for no consideration therefor as of the Determination Date in respect of such Performance Period.
iv.If the actual performance with respect to the Revenue Performance Condition determined by the Committee is between (i) the “First” and “Second” levels of achievement or (ii) the “Second” and “Third” levels of achievement, then the “Number of Revenue PSUs Earned” shall be determined based on the level of achievement actually achieved.
c.General.
i.The applicable Performance Condition shall not be achieved and no Adjusted EBITDA PSUs or Revenue PSUs shall be vested in respect of the applicable Performance Period until the Committee certifies in writing the extent to which the Performance Condition has been met (which certification will be made within 90 days following the completion of the applicable Performance Period) (each such date, the “Determination Date”). All determinations with respect to whether and the extent to which the applicable Performance Condition has been achieved shall be made by the Committee, in its discretion, acting reasonably and in good faith based on the mathematically determined level of achievement.
ii.Provided that the Participant has not undergone a Termination, any Adjusted EBITDA PSUs and/or Revenue PSUs that become earned Performance Stock Units in accordance with this Appendix A shall become vested on the last day of the applicable Performance Period, and shall settle in accordance with Section 3 of the Performance Stock Unit Agreement.
4.    Treatment of Performance Stock Units on a Change in Control. Notwithstanding the foregoing or anything in this Appendix A to the contrary, in the event of a Change in Control prior to the Participant’s Termination, with respect to any Performance Period that has been completed as of such Change in Control but the applicable Determination Date has not yet occurred in respect of such completed Performance Period, then the Committee shall determine the “Number of Adjusted EBITDA PSUs Earned” and the “Number of Revenue PSUs Earned” with respect to the applicable Performance Period based on the level of achievement specified above based on actual performance for the applicable Performance Period and vest as of the date of the Change in Control.

5.    Treatment of Performance Stock Units on the Participant’s Termination. Upon the Participant’s Termination for any reason, any Performance Stock Units which have not become vested based on actual performance during the applicable Performance Period shall be forfeited for no consideration therefor as of the date of such Termination; provided, however, that, in the event of a Qualifying Termination following a Change in Control, with respect to any Performance Period that includes the date of such Qualifying Termination, the Participant shall remain eligible to earn Performance Stock Units based on actual performance during the applicable Performance Period, settled in accordance with Section 3 of the Performance Stock Unit Agreement following the applicable Determination Date.
6.    Defined Terms.
“Adjusted EBITDA” shall mean, with respect to any Performance Period, the Company’s net income or loss before the impact of the benefit from or provision for income taxes, financing expenses, depreciation, and amortization of intangible assets, as adjusted, calculated and reported in the Company's SEC filings.
“Good Reason” shall be deemed to exist upon the occurrence of (i) a material reduction in the Participant’s total target cash compensation or (ii) a material diminution in the Participant’s position, function, responsibility, or reporting level, in each case, without the Participant’s prior written consent; provided, that none of the foregoing events shall constitute Good Reason unless the Company fails to cure such event within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the 60th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date.
“Qualifying Termination” shall mean the date of the Participant’s Termination by the Service Recipient without Cause, by the Participant for Good Reason or due to the Participant’s death or Disability.
“Revenue” shall mean, with respect to any Performance Period, the Company’s GAAP revenue for such Performance Period, as reported in the Company’s SEC filings.
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